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                          EXHIBIT INDEX


Exhibit No.      Description                 Page
-----------      -----------                 ----

 1            Pro Forma Balance              Filed
              Sheet of New England           herewith
              Power Company at
              June 30, 1998

 2            Pro Forma Statements of        Filed
              Income of New England          herewith
              Power Company for the
              year ended December
              31, 1997 and six months
              ended June 30, 1998

 3            Notes to Unaudited Pro Forma   Filed
              Financial Statements           herewith